UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2011

Internet Patents Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26083 (Commission File Number)	94-3220749 (I.R.S. Employer Identification No.)

10850 Gold Center Dr, Suite 250 A Rancho Cordova, California 95670 (Address of principal executive offices including zip code)

(916) 853-3300 (Registrant’s telephone number, including area code)

InsWeb Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 21, 2011, Internet Patents Corporation (formerly, InsWeb Corporation), a Delaware corporation (the “Company”), entered into a First Lease Amendment (the “Amendment”) to an Office Lease, dated December 10, 2010 (the “Original Lease”), with MSCP Capital Center Investors, LLC, a Delaware limited liability company (the “Landlord”), for approximately 16,199 square feet of office space in Rancho Cordova, California, that houses the Company’s headquarters. The Amendment, which was executed in connection with the sale of substantially all of the Company’s  assets, as described in Item 2.01 of this Current Report on Form 8-K, requires the Company to provide the Landlord with a security deposit in the amount of $1,000,000, which will be replaced by a standby Letter of Credit on or before January 31, 2012.  The foregoing description is qualified in its entirety by the terms of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.26.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 21, 2011, the Company completed the previously announced sale of substantially all of its assets (the “Asset Sale”) relating to its insurance lead generation and marketing business to Bankrate, Inc., a Delaware corporation (“Bankrate”), pursuant to an Asset Purchase Agreement, dated October 10, 2011 (the “Asset Purchase Agreement”), for an aggregate purchase price of $65 million in cash, subject to certain adjustments, and Bankrate’s assumption of certain liabilities of the Company, as described in the Asset Purchase Agreement.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of the stockholders of the Company held on December 21, 2011 (the “Special Meeting”), the Company stockholders approved, upon recommendation by the Company’s Board of Directors, an amendment to Article 1 of the Company’s Restated Certificate of Incorporation to change the name of the Company to Internet Patents Corporation.  The amendment became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on December 21, 2011. The Certificate of Amendment, dated December 21, 2011, is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following matters were considered: (i) a proposal to approve the Asset Sale as contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”); (ii) a proposal to approve an amendment to the Company’s certificate of incorporation to change its name to Internet Patents Corporation (the “Name Change Amendment Proposal”); (iii) a proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the  Asset Sale (the “Compensation Proposal”); and (iv) a proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal (the “Proposal to Adjourn or Postpone the Special Meeting”).

Each proposal is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 23, 2011.

Proposal 1. Asset Sale Proposal
For	Against	Abstentions	Broker Non-Votes	Votes in Favor
5,269,647	2,115	706	0	82.37%
Proposal 2. Name Change Amendment Proposal
For	Against	Abstentions	Broker Non-Votes	Votes in Favor
5,168,520	103,160	788	0	80.79%
Proposal 3. Compensation Proposal
For	Against	Abstentions	Broker Non-Votes	Votes in Favor
5,077,495	194,202	771	0	79.37%
Proposal 4. Proposal to Adjourn or Postpone the Special Meeting
For	Against	Abstentions	Broker Non-Votes	Votes in Favor
5,266,122	5,216	1,130	0	82.32%

The adjournment or postponement of the Special Meeting was not necessary because there were sufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal.

Item 9.01 – Financial Statements and Exhibits

(b) Pro Forma Financial Information
(1) Unaudited Pro forma Condensed Consolidated Balance Sheet as of September 30, 2011.
(2) Unaudited Pro forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2011.
(3) Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010.
(4) Notes to unaudited pro forma condensed consolidated financial statements.

INSWEB CORPORATION UNAUDITED PRO FORMA CONDENSED
 CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the sale of substantially all of InsWeb Corporation (“InsWeb” or the “Company”), a Delaware corporation, assets and certain liabilities relating to its insurance lead generation business (the “Asset Sale Transaction”) to Bankrate, Inc. (“Bankrate”). The unaudited pro forma consolidated financial statements related to the Asset Sale Transaction includes certain adjustments to the historical financial statements as well as the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company at September 30, 2011 giving effect to the Asset Sale Transaction as if it had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the years ended December 31, 2009 and 2010 give effect to the Asset Sale Transaction as if it had occurred at the beginning of each such period.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the Asset Sale Transaction been completed as of the dates indicated and is not necessarily indicative of the Company’s future financial position or results of operations.

INSWEB CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2011 (amounts in thousands)

		PRO FORMA
	HISTORICAL (a)	ADJUSTMENTS ("NOTES”)		PRO FORMA

Assets
Current assets:
Cash and cash equivalents	$7,895	$60,835	(b)	$68,730
Short-term investments	980	-		980
Accounts receivable, net	4,527	(4,527)	(c)	-
Prepaid expenses and other current assets	517	(176)	(d)	341
Related party receivables	137	-		137
Total current assets	14,056	56,132		70,188
Intangible assets, net	5,974	(5,974)	(c)	-
Goodwill	2,689	(2,689)	(c)	-
Property and equipment, net	167	(126)	(d)	41
Other noncurrent assets	34	(7)	(d)	27
Total assets	$22,920	$47,336		$70,256

LiLiabilities and stockholders’ equity
Accounts payable	$4,171	$(3,453)	(d)	$718
Income tax payable	-	5,394	(k)	5,394
Accrued expenses and other current liabilities	688	(11)	(d)	677
Deferred revenue	959	(959)	(c)	-
Total current liabilities	5,818	971		6,789

Other noncurrent liabilities	80	-		80

Stockholders’ equity
Common stock	9	-		9
Paid-in capital	213,492	628	(e)	214,120
Treasury stock	(6,589)	-		(6,589)
Accumulated deficit	(189,890)	45,737	(e)	(144,153)

Total Stockholders’ equity	17,022	46,365		63,387

Total liabilities and stockholders’ equity	$22,920	$47,336		$70,256

See accompanying notes.

INSWEB CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011
(in thousands, except per share amounts)

	HISTORICAL (f)	PRO FORMA ADJUSTMENTS ("NOTES")		PRO FORMA (g)

Revenues	$39,046	$(39,046)	(h)	$-

Operating expenses:
Direct marketing	26,118	(26,118)	(h)	-
Sales and marketing	5,723	(5,723)	(h)	-
Technology	2,526	(2,454)	(i)	72
General and administrative	4,075	(1,645)	(i)	2,430
Total operating expenses	38,442	(35,940)		2,502
Income (loss) from operations	604	(3,106)		(2,502)
Other income, net	1,203	(1,203)	(l)	-
Interest income (expense), net	(23)	34	(j)	11
Income (loss) before income taxes	1,784	(4,275)		(2,491)
Provision for income taxes	(6)	(5,394)	(k)	(5,400)
Net income (loss)	$1,778	$(9,669)		$(7,891)

Net income (loss) per share:
Basic	$0.31	$-		$(1.39)
Diluted	$0.28	$-		$(1.39)

Weighted-average shares used in computing per share amounts:
Basic	5,663	-		5,663
Diluted	6,370	(707)	(m)	5,663

See accompanying notes.

INSWEB CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(in thousands, except per share amounts)

	HISTORICAL (f)	PROFORMA ADJUSTMENTS ("NOTES")		PRO FORMA (g)
Revenues:
Transaction fees	$42,199	$(42,199)	(h)	$-
Other	160	(160)	(h)	-
Total revenues	42,359	(42,359)		-

Operating expenses:
Direct marketing	28,370	(28,370)	(h)	-
Sales and marketing	5,743	(5,743)	(h)	-
Technology	2,629	(2,537)	(i)	92
General and administrative	4,321	(1,507)	(i)	2,814
Total operating expenses	41,063	(38,157)		2,906
Income (loss) from operations	1,296	(4,202)		(2,906)
Interest income (expense), net	(1)	26	(j)	25

Income (loss) before income taxes	1,295	(4,176)		(2,881)

Provision for income taxes	-	(5,534)	(k)	(5,534)

Net income (loss)	$1,295	$(9,710)		$(8,415)

Net income (loss) per share:
Basic	$0.26	$-		$(1.69)
Diluted	$0.23	$-		$(1.69)

Weighted-average shares used in computing per share amounts:
Basic	4,972	-		4,972
Diluted	5,611	(639)	(m)	4,972

See accompanying notes.

INSWEB CORPORATION
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  For the Year Ended December 31, 2009
 (in thousands, except per share amounts)

	HISTORICAL (f)	PRO FORMA ADJUSTMENTS ("NOTES")		PRO FORMA (g)
Revenues:
Transaction fees	$35,002	$(35,002)	(h)	$-
Other	167	(167)	(h)	-
Total revenues	35,169	(35,169)		-

Operating expenses:
Direct marketing	23,397	(23,397)	(h)	-
Sales and marketing	6,588	(6,588)	(h)	-
Technology	3,418	(3,337)	(i)	81
General and administrative	3,055	(197)	(i)	2,858
Total operating expenses	36,458	(33,519)		2,939
Loss from operations	(1,289)	(1,650)		(2,939)
Interest income (expense), net	28	-		28

Loss before income taxes	(1,261)	(1,650)		(2,911)

Provision for income taxes	-	(5,572)	(k)	(5,572)

Net loss	$(1,261)	$(7,222)		$(8,483)

Net loss per share:
Basic	$(0.26)	$-		$(1.77)
Diluted	$(0.26)	$-		$(1.77)

Weighted-average shares used in computing per share amounts:
Basic	4,796	-		4,796
Diluted	4,796	-		4,796

See accompanying notes.

INSWEB CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.     ASSET SALE TRANSACTION TO BANKRATE

Pursuant to the Asset Purchase Agreement dated October 10, 2011 ("Agreement"), Bankrate agreed to pay InsWeb $65 million in cash at closing, subject to a working capital adjustment specified in the Agreement. InsWeb retained a portfolio of ecommerce and online insurance distribution patents, which it licensed to Bankrate on a perpetual, royalty-free, non-exclusive basis. Under the terms of the Agreement, Bankrate also assumed certain liabilities of InsWeb, as further specified in the Agreement.

Following the closing, InsWeb changed its name to Internet Patents Corporation and will continue as a public company focused on a new business model in which it will license its patented technologies.

2.     PRO FORMA ADJUSTMENTS FROM THE ASSET SALE TRANSACTION FOR INSWEB

The following pro forma adjustments, in $000s, are included in the unaudited pro forma condensed consolidated balance sheet and statements of operations for InsWeb based upon the terms of the agreement:

(a)	Reflects the historical financial position of InsWeb at September 30, 2011.

(b)	Represents the estimated cash proceeds and (uses) associated with the Agreement which is calculated as follow:

Purchase Price	$65,000
Acquisition costs	(2,446)
Working capital adjustment	(1,719)
Net Asset Sale Transaction proceeds	$60,835

(c)	Reflects the sale of this asset or liability.

(d)	Reflects the sale of certain assets or liabilities specifically associated with the insurance lead generation business.

(e)
The unaudited pro forma condensed consolidated balance sheet reflects an adjustment to accumulated deficit for the estimated gain on the sale net of estimated taxes calculated below, and the pro forma impact of immediate vesting of the outstanding and unvested stock options that would have occurred had the Asset Sale Transaction taken place as of September 30, 2011. The net Asset Sale Transaction proceeds and estimated gain on the sale below are based on balances as of September 30, 2011 and will be different based on the use of the actual balances at closing, actual Asset Sale Transaction costs, and the final working capital adjustment. The actual gain on sale is estimated in the range of $44 million to $47 million.  The gain as included herein was calculated as follows:

Net Asset Sale Transaction proceeds	$60,835
Assets sold in the Asset Sale Transaction	(13,499)

Liabilities assumed in the Asset Sale Transaction	4,423

Expense associated with accelerated option vesting	(628)
Estimated gain on sale before estimated income taxes	$51,131
Less estimated income taxes payable	(5,394)
Estimated gain on sale net of estimated income taxes	$45,737

(f)	Reflects the historical results of operations of InsWeb.
(g)	The insurance lead generation business represents the source of all of InsWeb’s historical revenue and a significant driver of the expenses for the periods shown.
(h)	Reflects the elimination of all revenues, direct marketing and sales and marketing expenses associated with the insurance lead generation business.
(i)	Reflects the effect of the elimination of certain costs specifically associated with the sale of certain assets or liabilities specifically associated with the insurance lead generation.
(j)	Reflects the reduction in interest expense associated with the elimination of certain liabilities.
(k)
Reflects the federal alternative minimum tax and California franchise tax that will be owed by InsWeb on the taxable gain from the sale. A substantial amount of net operating loss carryover is allowed to offset federal taxable income, but net operating loss carryovers may not be utilized in California to offset taxable income in 2011.

(l)
Reflects the elimination of the gain on extinguishment of contingent liability upon the execution of the Third Amendment to the Stock Purchase Agreement with Potrero Media Corporation. This is a non-recurring transaction and not deemed part of the recurring insurance lead generation business.

(m)	Reflects the elimination of dilutive securities because of the net loss.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation
10.26	First Lease Amendment, dated December 21, 2011, by and between InsWeb Corporation, as Tenant, and MSCP Capital Center Investor, LLC, as Landlord

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET PATENTS CORPORATION

Date: December 23, 2011	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe Title: Senior Vice President, General Counsel and Secretary